UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2014

BROOKDALE SENIOR LIVING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Westwood Place, Suite 400, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (615) 221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As reported on its Current Report on Form 8-K filed on February 21, 2014, Brookdale Senior Living Inc., a Delaware corporation (the “Company”), has signed an Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 20, 2014, by and among the Company, Emeritus Corporation, a Washington corporation (“Emeritus”), and Broadway Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Emeritus (the “Merger”), with Emeritus continuing as the surviving corporation and a wholly owned subsidiary of the Company. In addition, as reported on its Current Report on Form 8-K filed on April 25, 2014, on April 23, 2014, the Company and HCP, Inc. (“HCP”), entered into a Master Contribution and Transactions Agreement (the “Master Agreement”). At the closing of the transactions contemplated by the Master Agreement, the Company and HCP will enter into two joint venture transactions and amend the terms of certain existing agreements between the Company and HCP and/or certain of their respective affiliates, and between Emeritus and HCP and/or certain of their respective affiliates (collectively, the “HCP Transactions”).

The Company is filing this current report on Form 8-K to provide certain financial information with respect to the proposed Merger and the HCP Transactions, previously filed by the Company. Specifically, this Current Report on Form 8-K provides: (1) the Company’s unaudited pro forma condensed consolidated financial statements relating to the proposed Merger and the HCP Transactions, attached hereto as Exhibit 99.1; (2) Emeritus’ audited financial statements as of December 31, 2013 and 2012 and for each of the years in the three-year period ended December 31, 2013, attached hereto as Exhibit 99.2; and (3) Emeritus’ unaudited financial statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013, attached hereto as Exhibit 99.3. The information in Exhibits 99.2 and 99.3 was provided by Emeritus. The information in Exhibits 99.1, 99.2 and 99.3 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Emeritus Corporation as of December 31, 2013 and 2012 and for each of the years in the three-year period ended December 31, 2013 and the unaudited condensed consolidated financial statements of Emeritus Corporation as of March 31, 2014 and December 31, 2013 and for the three months ended March 31, 2014 and 2013 are filed herewith as Exhibits 99.2 and 99.3, respectively, and are incorporated in this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of the Company as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013, giving effect to the Merger and the HCP Transactions, are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(b) by reference.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

23.1	Consent for KPMG LLP

99.1	Brookdale Senior Living Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements as of March 31, 2014 and for the year ended December 31, 2013 and the three months ended March 31, 2014

99.2	Emeritus Corporation Audited Financial Statements as of December 31, 2013 and 2012 and for each of the years in the three-year period ended December 31, 2013

99.3	Emeritus Corporation Unaudited Financial Statements as of March 31, 2014 and December 31, 2013 and for the three months ended March 31, 2014 and 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2014	BROOKDALE SENIOR LIVING INC.

	By:	/s/ Chad C. White
Name: Chad C. White
Title: Vice President, Co-General Counsel and Secretary

BROOKDALE SENIOR LIVING INC.

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent for KPMG LLP

99.1	Brookdale Senior Living Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements as of March 31, 2014 and for the year ended December 31, 2013 and the three months ended March 31, 2014

99.2	Emeritus Corporation Audited Financial Statements as of December 31, 2013 and 2012 and for each of the years in the three-year period ended December 31, 2013

99.3	Emeritus Corporation Unaudited Financial Statements as of March 31, 2014 and December 31, 2013 and for the three months ended March 31, 2014 and 2013

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